SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 28, 2000

                               TRIMFAST GROUP INC
                               ------------------
                (Name of Registrant as specified in its charter)

         NEVADA                         0-26675               88-0367136
         ------                         -------               ----------
(State or other jurisdiction of     (Commission File No.)     (IRS Employer
incorporation or organization)                              Identification No.)


 777 S. Harbor Island Boulevard     #780 Tampa, Florida 33602     (813) 275-0050
 -------------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On  March  20,  2000  TrimFast  Group,  Inc.  (The  "Registrant")  acquired from
Nutrition Superstores.com, Inc. all of the issued and outstanding shares of common stock in its wholly owned subsidiary, Nutrition Clubstores, Inc. The agreement was subject to a right of rescission on the part of the Seller and as of March 28, 2000, that right of rescission has lapsed. The purchase price for the shares of common stock was valued at $3 million and was paid as follows :

          a     $ 150,000 cash
          b. 570,000 shares of the Registrant's common stock which the parties have valued at $5.00 per share.

In addition, for a period beginning three months following the Closing and continuing for a period of twelve months thereafter, the Seller shall receive a royalty equal to three percent (3%) of the gross sales generated by the kiosks operated by Nutrition Clubstores, Inc.


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The  number  of shares issuable to the Seller of the Nutrition Clubstores shares is subject to adjustment based upon the audited financial statements which are to be provided by the seller of Nutrition Clubstores.

Nutrition Clubstores are staffed point of purchase "micro-stores" or "kiosks" located in gyms and other health clubs, carrying popular brand sports and general nutrition supplements. The stores range in size from 8' x 8' to 12' x 12'. The stores currently carry over 300 popular, leading brand sports nutrition products, drinks and bars. As we begin to integrate these Clubstores with our own operations, we hope to introduce more of our products into the product sales mix.


Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     a.  Financial  Statement  of  the  acquired  business

     It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.

     B. Stock Exchange Agreement between TrimFast Group, Inc. and Nutrition Superstores.com Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


TrimFast  Group,  Inc.


     /s/Michael  Muzio
------------------------------
BY:  Michael  Muzio,  president


Dated:  This  12nd  day  of  May  2000


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                                   EXHIBIT 7B


                            STOCK EXCHANGE AGREEMENT

This  Stock  Exchange  Agreement  (the  "AGREEMENT")  dated as of the 20 day of
                                                                      --
March, 2000, is by and amongst TrimFast Group, Inc., a Nevada corporation (hereinafter referred to a "Buyer"), Nutrition Superstores.com, Inc., a Florida corporation, (hereinafter referred to as the " Seller") and Nutrition Clubstores, Inc., A Florida corporation, (hereinafter referred to as the "Company").

WHEREAS, the respective Board of Directors of Buyer and Seller deem the acquisition by Buyer of all of the issued and outstanding capital stock of the Company on the terms set forth in the Agreement to be desirable, generally to the welfare and advantage of each, and in the best interests of the shareholders of each;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained, and for the purpose of prescribing the terms and conditions of such acquisition, the mode of carrying it into effect, and such other details and provisions as are necessary or desirable, the parties hereto hereby represent, warrant, covenant and agree as follows:

                                    ARTICLE I
                                PLAN OF AGREEMENT

1.01 Number of Shares. Subject to the further conditions of this Agreement and the truth of the representations and warranties provided herein, the Seller agrees to transfer to Buyer at the Closing a total of 100 shares of common stock (the "Shares") of the Company, said Shares representing all of the issued and outstanding shares of common stock of the Company owned by the Shareholder duly endorsed for transfer to the Buyer.

1.02 Purchase Price. The purchase price for the Shares shall be $3 million plus a royalty as set forth below:

          a:  $150,000  cash  which  has  been paid by Buyer to Thornhill Group,
Inc.  Trust  Account  as  "Escrow  Agent"  to  be  released by Escrow Agent   at
Closing  subject  to  the  provisions  of  paragraph  7.06.

          b: 570,000 shares of the Buyer's common stock ( the "TrimFast Shares") which for the purpose of this Agreement have been valued as of the Closing Date at $5.00 per share. The TrimFast Shares are to be held by L. Isaacson, Inc. as Escrow Agent subject to adjustment as set forth herein. The TrimFast shares are to be issued in the name of the Seller except that 16,000 shares shall be issued in the name of Thornhill Group, Inc. pursuant to paragraph 7.06. The TrimFast Shares will be restricted securities as that term is defined under the Securities Act of 1933, as amended. The number of TrimFast shares to be delivered to the Seller are subject to adjustment as more fully set forth in this Agreement.


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C:   For  a period beginning three months following Closing and continuing for a period of twelve months thereafter, the Seller shall receive a royalty equal to three percent (3%) of the gross sales revenues generated from Nutrition Clubstores kiosks. Within 30 days of following the end of each month during the royalty period, Buyer shall provide Seller with a monthly accounting of sales from the prior month, together with the payment due for that month. If Seller, disputes Buyer's accounting, Seller may, at its sole cost and expense, audit Buyer's books and records solely as they relate to the operations of the kiosks. If it is determined that their audit reveals a discrepancy of greater than 15% in gross revenues from that reported by Buyer, the cost of the audit shall be borne by Buyer. If Buyer disputes the results of this accounting, the parties shall agree upon a third accounting firm whose decision shall be binding. The cost of the third accounting firm shall be borne equally by the parties.

1.03 Delivery of Audited Financial Statements. Within 60 days of the Closing Date, defined as the date of execution of this agreement, Seller, at its own cost and expense, shall deliver audited financial statements of the Company in conformity with generally accepted accounting principals in form acceptable for filing with the Securities and Exchange Commission guidelines to Buyer. In the event that Seller can not deliver Nutrition Clubstores audited financial statements to Buyer, Buyer reserves the right to rescind this Agreement and all moneys previously paid to or on behalf of Seller shall be returned on demand to Buyer. It is further agreed amongst the parties that in the event of a rescission, each party shall be made whole; Buyer shall provide Seller with a written statement of all costs and expenses incurred since the date of closing and Seller shall reimburse Buyer for all costs within ten days of written notice of the rescission. In the event that following Closing and up to the date of the rescission, Buyer has operated the Company at a profit, Seller shall be entitled to the net profits generated during the period of operation.

1.04 Adjustment in the Number of Shares Due Seller. In the event that the Net Worth(total assets less total liabilities) as reflected on the audited balance sheet of Nutrition Clubstores is less than 85% of the net worth as reflected on the financial statement dated February 29, 2000 which are to be provided no later than 10 days from execution of this agreement, then in that event, for every $5.00 reduction or portion thereof in net worth, Seller shall be entitled to receive one (1) share less of common stock of TrimFast.

In the event that as a result of the foregoing there is an adjustment required in the number of shares due Buyer, Seller shall send written notice thereof to both Escrow Agent and Seller. Buyer shall then instruct the Escrow Agent to deliver the stock certificate to the Buyer's transfer agent with instructions to reissue the certificate for the recalculated number of shares due Seller and to cancel the remaining shares previously issued to the Seller.

(a) Resignation of Officers and Directors. Concurrently with the execution of this Agreement, the officers and directors of the Company shall tender their resignation as officers and directors of Nutrition Clubstores and appoint an individual designated by the Buyer.


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(b)     Following  Closing  and  provided  that  the  Seller'certified financial statements reflect a net worth at least equal to 85% of the net worth as presented in the February 29, 2000 unaudited financial statements, the Buyer shall appoint Tony Musso to the Seller's Board of Directors.


                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

     The  Company  represent  and  warrant  to  Buyer  that:

     2.01 Incorporation, Common Stock, Etc. Company is a corporation duly organized and existing in good standing under the laws of the State of Florida. Attached hereto as Exhibit 2.01 is the Company's good standing certificate. Company has full corporate power and authority to carry on its business as it is now being conducted and to own and operate its assets, businesses and properties. Company has authorized capital stock consisting of 2000 shares of Common Stock, par value $.01 per share, of which 100 shares are issued and outstanding. There are and at the Closing will be no outstanding subscriptions, options, warrants, convertible securities, calls, commitments or agreements calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of the Company or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and non-assessable. There are no dividends due, to be paid or are in arrears with respect to any of the capital stock of Company.

     2.02 Company Financial Statements. Attached hereto as Schedule 2.02 are the most recent financial statements for the Company dated January 31, 31, 2000. The Company Balance Sheet and Income Statement present fairly the financial position of the Company as of the dates set forth in the financial statements. The Balance Sheet and Income Statement have been prepared in conformity with generally accepted accounting principles. There have been no material change in the financial condition of the Company since the date of the financial statements. All liabilities of the Company are set forth in the financial statements and there are no undisclosed liabilities of any kind or nature. The February 29, 2000 balance sheet and income statement which are to be provided within ten days of closing will not show any material changes. A material change includes a change in net worth , sales or profits of more than 15% from that reported on the January 31, 2000 statement.

     The Company further agrees to provide the Buyer within 60 days of closing with certified financial statements in conformity with Securities and Exchange Commission reporting requirements. If the Company is unable to provide the required certified financial statements or, the certified financial statements reflect a material change in the financial condition of the Company (defined as a change of more than 15% of the assets or Net Worth from that which Seller will provide in the February 29, 2000 unaudited financial statements, then in that event the Buyer may, in its sole absolute discretion and in addition to any remedies available at law, rescind this Agreement.


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     2.03     Litigation.  There  are  no  actions,   suits,   proceedings,   or
investigations pending or, to the best of its knowledge, threatened or contemplated against Company at law or in equity, before any federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. The Company is not subject to any outstanding judgments or operating under or subject to or in default with respect to any order, writ, injunction or decree of any court of federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign.

     2.04 Compliance with Laws. The Company has complied in all material respects with all laws, regulations, orders, domestic and foreign, and neither the present uses by Company of its properties nor the conduct of its business violate any such laws, regulations, orders or requirements, and excepts as set forth in Schedule 2.04 (if applicable) the Company has not received any notice of any claim or assertion that it is not so in compliance. In addition, the sale by the Company of its vitamins and food supplements are in compliance with all applicable state and federal guidelines and that the Company has obtained any required Federal Drug Administration approvals.

     2.05     Indebtedness.  Except  as  set forth in the Company Balance Sheet,
Company has not executed any instruments, entered into any agreements or arrangements pursuant to which the Company has borrowed any money, incurred or guaranteed any indebtedness or Company has borrowed any money, incurred or guaranteed any indebtedness or established any line of credit which represents a liability of the Company as of the date thereof.

     2.06 No Material Adverse Change. Since the Company Balance Sheet Date, there has not been any material adverse change in the condition, financial or otherwise, of the Company or in its business taken as a whole; nor has there been any material transaction entered into by the Company. The Company has not incurred any material obligations, contingent or otherwise except for legal and accounting fees and expenses in connection with the transactions contemplated by this Agreement. These has not been any damage, destruction or loss, whether or not covered by insurance adversely affecting the Company's business, property or assets; nor has the Company (a) created or incurred any indebtedness; (b) issued, sold, purchased, redeemed or granted any shares of Company Common Stock or any other securities of Company or any opinions, warrants or other rights to purchase any shares of Company Common Stock except as between and amongst its current shareholders; (c) amended its Certificate of Incorporation or bylaws,
(d) paid any obligation or liability other than obligations or liabilities reflected in its balance Sheet dated as of the Company Balance Sheet Date or incurred any liabilities excepts for legal and accounting fees and disbursements incurred in the ordinary course of business or in connection with this Agreement and the transactions contemplated hereby.

     2.07 No Defaults. Neither the execution nor delivery of this Agreement nor the consummation of the contemplated transaction are events which, of themselves or with the giving of notice or passage of time both, could constitute a violation of or conflict with result in any breach of or default under the terms, conditions or provisions of any judgment, law or regulation or


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of  the Company's Certificate of Incorporation or Bylaws, or of any agreement or instrument to which Company is a party or by which it is bound; or could result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of Company; and no consent of any third party except as expressly contemplated herein is required for the consummation of this Agreement by Company.

     2.08     Corporate  Action  of  Company.  The  Board  of  Directors  of the
Company has duly authorized the execution and delivery of this Agreement. Subject to the approval of the stockholder of the Company as provided herein, this Agreement constitutes a valid, legal and binding agreement of Company and is enforceable in accordance with its terms.

     2.09 Liabilities. As of the Company Balance Sheet Date, the Company has incurred no other liabilities except in the ordinary course of business.

     2.10 Taxes. Except as set forth in Schedule 2.10, all federal, state and local tax returns and declarations of estimated tax or estimated tax deposit forms are required to be filed by Company have been duly filed; the Company has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it, and has paid all installments of estimated taxes due; and all taxes, levies and other assessments which Company is required by law to withhold or collect have been duly with held and collected and have been paid over to the proper governmental authorities. Company has no knowledge of any tax deficiency, which has been or might be asserted against Company, which would materially and adversely affect the business or operations of Company. At Closing, the Company shall provide Buyer with copies of all tax returns, of any kind or nature, filed by Company, together with all accounting information.

     2.11 Title to Property; Leases. Company has good and defensible title in fee simple to, or valid and enforceable leasehold estates in, all properties and assets, which are material to its continued operations, free and clear of all liens, encumbrances, charges or restrictions or are not materially significant or important in relation to its operations and business. All of such leases and subleases under which Company is the lessor or sublessor, lessee or sublessee of properties and assets or under which Company holds properties or assets as lessee or sublessee are in full force and effect. Company is not in default in respect of any of the terms or provisions of any such leases or subleases, and no claim has been asserted by anyone adverse to their respective rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning their respective rights to continued possession of the leased or subleased premises or assets under any such lease or sublease; and Company either owns or leases all such properties as are necessary to its operations as now conducted. Attached hereto and marked
Exhibit 2.11 are copied of all leasehold obligations for which Company is bound.

     2.12 Licenses. The Company has obtained all required licenses, permits or other governmental authorization for the conduct of its business as now being conducted.

     2.13 Bank Accounts. Attached hereto, as schedule 2.13 is a listing of all bank accounts and account numbers, which are currently held by Company.


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     2.14     Contracts  and  Commitments.  Except as set forth in Exhibit 2.14, there are neither contracts nor commitments of Company requiring any future payment to an officer, director, employee, agent or shareholder of Company. Also attached and marked as Exhibit 2.14 is a list of all current Company employees and the salary of each.

     2.15 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning Company or omits any material fact concerning Company which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements contained in any certificate or other instrument delivered by or on behalf of the Shareholders pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing.

     2.16 Retirement Plans. Company has no pension plan, profit sharing or similar employee benefit plan.

     2.17 Intellectual Property Rights. Attached hereto as Exhibit 2.17 is a list of all trademarks and trade names, which are owned by the Company together with copies of any official notice from any issuing governing organization.

     2.18 Indemnification. The Company shall indemnify and hold Buyer, its officers and directors, harmless of and in respect of:

     (1) Any damage of loss resulting from any loss, any liability of any kind or nature which is not set forth in the financial statements, damage, misrepresentation, breach of warranty or non-fulfillment on the part of Company under this Agreement or from any misrepresentation or omission from any certificates or other instruments furnished to Company pursuant to this Agreement.

     (2) All actions, suits, proceedings, demands assessments, judgments, costs and expenses incident to any of the foregoing including reasonable attorney's fees and all costs incurred by Buyer to enforce this agreement against Company.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer  represents  and  warrants  to  the  Shareholder  and  Company  that:

     3.01 Incorporation, Common Stock, Etc. Buyer is a corporation duly organized and existing in good standing under the laws of the State of Nevada. The Buyer has full corporate power and authority to carry on its business as it is now being conducted and to own and operate its assets, businesses and properties. The Buyer has authorized capital stock consisting of one hundred million shares of Common Stock, par value $.001 per share, of which 4,540,978 were outstanding as of March 15, 2000. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and non-assessable. For a complete description of the Buyer's capitalization see the Buyer's most recent Form 10-SB as filed with the Securities and Exchange Commission and


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available  on  EDGAR.

     3.02 Buyer Financial Statement. See EDGAR Filings. Except as set forth in the attached financial statement marked Exhibit 3.02, there has been no material change in the financial condition of the Buyer since the date of the financial statements Buyer further agrees that for a period of twelve months following closing, Buyer will not transfer or assign any securities currently owned by Buyer without replacing said securities with assets having a value not less than the current value of the securities as reported on the Buyer's financial statements.

     3.03 Litigation. See EDGAR Filing for a complete list of pending or threatened litigation.

     3.04 Compliance with Laws. Except as may be set forth in any SEC public filings, the Buyer has complied in all material respects with all laws, regulations, orders, domestic and foreign, and neither the present uses by Buyer of its properties nor the conduct of its business violate any such laws, regulations, orders or requirements, and except as set forth in Schedule 3.04 (if applicable) the Buyer has not received any notice of any claim or assertion that it is not so in compliance.

     3.05 No Defaults. Neither the execution nor delivery of this Agreement nor the consummation of the contemplated transaction are events which, of themselves or with the giving of notice or passage of time or both, could constitute a violation of or conflict with or result in any breach of or default under the terms, conditions or provisions of any judgment, law or regulation or of Buyer's Certificate of Incorporation or Bylaws, or of any agreement or instrument to which Buyer is a party or by which it is bound; or could result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of Buyer; and no consent of any third party except as expressly contemplated herein is required for the consummation of this Agreement by Buyer.

     3.06 Corporate Action of Buyer. The Board of Directors of the Buyer has duly authorized the execution and delivery of this Agreement. This Agreement constitutes a valid, legal and binding agreement of Buyer and is enforceable in accordance with its terms.

     3.07 Taxes. Except as set forth on Schedule 3.07, all federal, state, and local tax returns, reports and declarations of estimated tax or estimated tax deposit forms required to be filed by Buyer have been duly filed; Buyer has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it, and has paid all installments of estimated taxes due; and all taxes, levies and other assessments which Buyer is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities. Buyer has no knowledge of any tax deficiency, which has been or might be asserted against Buyer who would materially and adversely affect the business or operations of Buyer.

     3.08 Title to Property; Leases. Buyer has good and defensible title in fee simple to, or valid and enforceable leasehold estate in, all properties and assets, which are material to its continued operations, free and clear of all liens, encumbrances, charges or restrictions except as set forth in the attached


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Schedule 3.08, in any SEC filing  or are not materially significant or important in relation to its operations and business. All of such leases and subleases under which Buyer is the lessor or sublessor, lessee or sublessee of properties or assets or under which Buyer holds properties or assets as lessee or sublessee are in full force and effect. Buyer is not in default in respect of any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to their respective rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning their respective rights to continued possession of the leased or subleased premises or assets under any such lease or sublease; and Buyer either owns or leases all such properties as are necessary to its operations as now conducted.

     3.09 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning Buyer or omits any material fact concerning Buyer which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements contained in any certificate or other instrument delivered by or on behalf of the Buyer) shall survive the closing.

     3.10 Indemnification. Buyer shall indemnify and hold Company, its officers and directors, harmless of and in respect of:

     (1) Any damage or loss resulting from any loss, liability, damage, misrepresentation, breach of warranty or non-fulfillment on the part of Buyer under this agreement or from any misrepresentation or omission from any
certificates  or  other   instrument  furnished  to  Company  pursuant  to  this
agreement.

     (2) All actions, suits, proceedings, demands assessments, judgments, Costs and expenses incident to any of the foregoing including reasonable attorney's fees an all costs incurred by Company to enforce this agreement against Buyer.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE  SELLLER

     The Seller owns 100% of the issued and outstanding shares of stock of Company. The Shares are owned free and clear of any liens or encumbrances. The Seller has taken all required corporate action, board proceedings and shareholder consents as may be required in order to enter into this transaction. The Seller is free to transfer the Shares without the consent of any other third party.

                                    ARTICLE V
               CONDITIONS TO THE OBLIGATIONS OF THE BUYER TO CLOSE

The obligations of Buyer under this Agreement are, at the option of the Buyer, subject to the fulfillment of the following conditions at, or prior to, the closing date:

     5.01 Representations, Warranties and Covenants. All representations and warranties of Company contained in this Agreement and in any statement, certificate, schedule or other document delivered by Company pursuant hereto or in connection herewith shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

     5.02 Covenants, Etc. Company shall have substantially performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to, or at, the Closing Date.

     5.03 Certificate. Company shall have delivered to Buyer a certificate of the President and Secretary of Company, dated the Closing Date, certifying to the fulfillment of the conditions set forth in 5.01 and 5.02.

     5.04 Proceedings. No action or proceedings shall have been instituted or threatened against the Company, which could materially adversely affect the business of the Company. No action or proceedings shall have been instituted or threatened against any of the parties to this Agreement or their directors or officers before any court or governmental agency to restrain, prohibit or obtain substantial damages in respect of this Agreement of the consummation of the transactions contemplated hereby.

     5.05 Corporate Documents. Prior to Closing the Company shall furnish to Buyer copies of the Certificate of Incorporation of Company an each amendment thereto, if any, which shall be certified by a proper state official; one copy of the By-laws and minutes of Company by its secretary or an assistant secretary as being currently in effect, and a certificate of good standing issued by the proper state officials of each state in which Company transacts business and is required to qualify.

     5.06 Document & Production. This Agreement is expressly conditioned on Company providing all identified schedules and exhibits at the time of closing.


                                   ARTICLE VI
                CONDITIONS TO THE OBLIGATIONS OF THE SHAREHOLDERS

The obligations of the Shareholders is subject to the fulfillment of the following conditions at or prior to the Closing Date:

     6.01 Representations, Warranties and Covenants. All representations and warranties of Buyer contained in this Agreement and in any statement, certificate, schedule or other document delivered pursuant hereto, or in connection herewith, shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

     6.02 Covenants, Etc. Buyer shall have substantially performed and complied with each and every covenant, agreement and condition required by this

Agreement to be performed or complied with by it prior to, or at, the Closing Date.

     6.03 Proceedings. No action or proceedings shall have been instituted or threatened against Buyer which could materially and adversely affect the business of Buyer. No actions or proceedings shall have been instituted or threatened against any of the parties to this Agreement, or their directors or officers before any court or governmental agency to restrain, prohibit or obtain substantial damages in respect to this Agreement of the consummation of the transactions contemplated hereby.



                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

7.01 Abandonment of Agreement. This Agreement may be terminated and the transactions hereby contemplated abandoned at any time prior to the Closing Date, whether before or after the approval and adoption hereof by the shareholders of each Company by (a) the mutual consent of the Board of Directors of Company and Buyer of (b) the Board of Directors of the Company is any condition to its obligations provided in this Agreement has not been met at the time such condition is to be met and has not been waived by it, or by the Board of Directors of Buyer, if any condition to its obligations provided in this Agreement has not been met at the time such condition is to met and has not been waived by it.

7.02     Liabilities.  In  the  event  this  Agreement is terminated pursuant to
Section 7.01, no party hereto shall have any liability to the other and each party shall bear their own costs incurred.

7.03 Assignments. This Agreement may not be assigned except with the written consent of the nonassigning party. Notwithstanding the foregoing, the rights of the Shareholders to receive the TrimFastShares shall be freely assignable.

7.04 Survival of Representations and Warranties. Company and Buyer agree all representations and warranties contained herein or made hereunder shall survive the Closing, except that any breach disclosed in writing to either party prior to Closing is waived by such party if it elects to close notwithstanding such breach.

7.05 Notices. All notices, demand and other communications which may or are required to be given pursuant to this Agreement shall be given or made when personally delivered or when deposited in the United States Mail , first class, postage pre-paid addressed as follows:

If  to  Seller  to:          Jeff  Gill
                             Nutrition  Superstore.com  Inc.
                             3600  Investment  Lane
                             Suite  102
                             West  Palm  Beach,  FL  33404
or to such other address as Seller may, from time to time, designate by notice to Buyer:

                             Michael  Muzio
                             TrimFast  Group,  Inc.
                             777  S.  Harbour  Island  Blvd.  Suite  780
                             Tampa,  FL  33602

Or to such other addresses as Buyer may, from time to time, designate by notice to Seller.

With  a  copy  to            Jeffrey  Klein,  Attorney  at  Law
                             23123  State  Road  7
                             Suite  350B
                             Boca  Raton,  FL  33428

Closing. The closing date for the contemplated transaction shall be on or before March 20, 2000. However, Seller shall have ten days following the date of Closing to obtain a Fairness Opinion from an independent company as to the "fair and reasonable value" of the transaction to the shareholders of the Seller. During said ten day period, Buyer shall provide access to its books and records in order to facilitate the fairness opinion . Seller shall have a right to rescind the Agreement only if the Fairness Opinion determines that the Agreement is not fair and reasonable to the Seller. Should Seller elect this remedy, Seller must provide Buyer with written notice thereof within ten days of Closing and deliver to Seller the $150,000 previously paid by Buyer to Seller. Upon receipt of written Notice and the $150,000 payment, Buyer shall immediately deliver the Company's share certificate to Seller. Failure to return the $150,000 to Buyer within 10 days of Closing shall invalidate any notice or Seller's right of rescission.


In the event of any rescission as a result of the Fairness Opinion, Seller agrees to reimburse Buyer for all costs and expenses incurred by Buyer from the date of Closing to the effective date of the date of Rescission as a result of Buyer's operation, management, and /or investment in the Company from the date of Closing. Buyer shall provide Seller with an accounting of all costs and expenses incurred (less any receipts) and Seller shall be required to reimburse Buyer for said costs and expenses within twenty days of providing the accounting. In the event that up until the time of the rescission, the Company generated a net profit, the Buyer shall be required within twenty days to reimburse Seller for the net profits.


Nutrition Clubstores, Inc. shall pay Thornhill Group, Inc. at closing a cash fee equal to $50,000 in cash and 16,000 shares of TrimFast restricted common stock. The cash payment is to be paid at Closing. The total number of shares due Thornhill will be subject to adjustment in the same ratio and in the same manner as set forth in paragraph 1.04 of this Agreement. Said money to be paid from the escrow money currently being held by the Escrow Agent at Closing. The shares to be disbursed to Thornhill Group will be disbursed at the same time as the shares are released from escrow.

     7.07     Return  of  Escrow  .  In  the  event of any rescission, Thornhill
Group shall be obligated to return the $50,000 to the Seller on ten days written notice.

     7.08 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any and all prior agreements between the parties relating to its subject matter. The representations, warranties, covenants and conditions of the obligations of the parties hereto may not be orally amended modified or altered, but may be amended, modified or altered in a writing signed by each of the parties, whether before or after the meeting of shareholders of Company contemplated herein.

     7.09 Captions. The captions of Articles and Sections of Article hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     7.10 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida and jurisdiction of any dispute shall be in Tampa, Florida. In the event of any litigation under this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees.

     7.11 Waivers. Any failure of either party hereto to comply with any of its obligations or agreements, or to fulfill conditions herein contained may be waived in writing by the other party. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

     7.12 Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute on agreement, binding upon all of the parties hereto, notwithstanding that not all of the parties are signatory to the original or the same counterpart. Fax copies shall be binding upon the parties provided that original copies are received within seven days of execution.

     7.13 Successors. The terms covenant and conditions of the Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

     7.14 Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matter described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representative. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

     7.15 Tax Free Exchange. This Agreement is to be construed as a tax free exchange under Section 368(a)(1)(b) of the Internal Revenue Code and the parties agree to take such action as may be necessary to effect this intent.


This  Agreement  entered  into  the  date  first  entered  above.


TrimFast Group, Inc.                              Witness

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Nutrition Clubstores, Inc.                         Witness

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The  Shareholder(s)

Nutrition Superstores.com, Inc.

----------------------------------      ------------------------------
BY: